UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2005

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431

(Address of principal executive offices)

(952) 887-3131

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On August 29, 2004, Donaldson Company, Inc. (“Donaldson” or the “Company”) entered into a Retirement Consulting and Noncompete Agreement with William G. Van Dyke, its former employee chairman who retired on August 1, 2005. The agreement provides for a five-year consulting and noncompete period. Pursuant to the agreement, the Company will pay Mr. Van Dyke a one-time lump sum payment of $111,000. A copy of the agreement is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Agreement dated August 29, 2005, by and between Donaldson Company, Inc. and William G. Van Dyke.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 29, 2005

DONALDSON COMPANY, INC.

By:	/s/ Thomas R. VerHage

Name: Thomas R. VerHage
Title: Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Agreement dated August 29, 2005, by and between Donaldson Company, Inc. and William G. Van Dyke.